                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K



                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): MAY 21, 2004



                                TC PIPELINES, LP
             (Exact name of registrant as specified in its charter)



           DELAWARE                     000-26091                 52-2135448
(State or other jurisdiction           (Commission             (I.R.S. Employer
     of incorporation)                 File Number)           Identification No.



     110 TURNPIKE ROAD, SUITE 203                                  01581
      WESTBOROUGH, MASSACHUSETTS                                 (Zip Code)
(Address of principal executive offices)



                                 (508) 871-7046
              (Registrant's telephone number, including area code)

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

TC PipeLines, LP owns a 30% general partner interest in Northern Border Pipeline Company. The remaining 70% is owned by Northern Border Partners, L.P. ("Northern Border Partners"), a publicly traded limited partnership controlled by affiliates of Enron Corp. ("Enron"). Two of Northern Border Partners' general partners, Northern Plains Natural Gas Company and Pan Border Gas Company, are owned by CrossCountry Energy, LLC, a wholly-owned subsidiary of Enron.

On May 21, 2004, Northern Border Partners issued a press release, which is attached as Exhibit 99.1 and incorporated by reference herein, announcing the potential sale of CrossCountry Energy, LLC, and, as a result, potential change in general partner ownership of Northern Border Partners.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits

     99.1  Northern Border Partners, L.P. Press Release dated May 21, 2004.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           TC PipeLines, LP

                                    By: TC PipeLines GP, Inc.,
                                        its general partner

Dated: May 21, 2004                 By: /s/ AMY W. LEONG
                                        ---------------------------------
                                        Amy W. Leong
                                        Controller

                                  EXHIBIT INDEX

EXHIBIT          DESCRIPTION
-------          -----------
99.1             Northern Border Partners, L.P. Press Release, dated
                 May 21, 2004